                                                          EXHIBIT 10.21

                              PHARSIGHT CORPORATION

                            STOCK OPTION GRANT NOTICE

            (2000 CEO NON-QUALIFIED STOCK OPTION PLAN AND AGREEMENT)

PHARSIGHT CORPORATION, a California corporation (the "Company"), pursuant to its 2000 CEO Non-Qualified Stock Option Plan and Agreement (the "CEO Plan and Agreement") and this Stock Option Grant Notice (the "Grant Notice"), hereby grants to Optionee an option (the "Option") to purchase the number of shares of the Company's common stock set forth below (the "Shares"). This Option is subject to all of the terms and conditions as set forth herein and in the CEO Plan and Agreement and the Notice of Exercise, all of which are attached hereto and incorporated herein in their entirety.

          OPTIONEE:                           Arthur H. Reidel

          OPTION GRANT NUMBER:                OP-267

          TYPE OF OPTION:                     Non-Qualified Stock Option

          DATE OF GRANT:                      May 16, 2000

          SHARES SUBJECT TO OPTION:           442,750

          EXERCISE PRICE PER SHARE:           $6.83

          EXPIRATION DATE:                    May 15, 2008

          VESTING SCHEDULE:                   The Shares shall vest as follows:
                                              one thirty-fourth (1/34th) of the
                                              Shares shall vest on June 1, 2001;
                                              one thirty-fourth (1/34th) of the
                                              Shares shall vest monthly on the
                                              first day of each month for each
                                              of the next thirty-three (33)
                                              months.


          EXERCISE SCHEDULE:                  Same as "Vesting Schedule."  Early
                                              Exercise is not permitted.

PAYMENT: Payment of the Option exercise price may be made in cash or check or by any other method provided in the CEO Plan and Agreement.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS: The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Grant Notice and the attached CEO Plan and Agreement. Optionee further acknowledges that as of the Date of Grant, this Grant Notice, and the CEO Plan and Agreement, set forth the entire understanding between Optionee and the Company regarding the acquisition of stock in the Company and supersedes all prior oral and written agreements on that subject. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, Optionee hereby authorizes withholding from payroll and any other amounts payable to him, and otherwise agrees to make adequate provision for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T (or similar rule or regulation) as promulgated by the Federal Reserve Board), any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an Affiliate (as defined in the CEO Plan and Agreement), if any, which arise in connection with the Option.

PHARSIGHT CORPORATION                         OPTIONEE:  ARTHUR H. REIDEL

By:           /s/ Robin A. Kehoe                  /s/ Arthur H. Reidel
    -----------------------------------       -------------------------------
Name:         Robin A. Kehoe                            Signature
     ----------------------------------
Title:        Chief Financial Officer
     ----------------------------------
Date:         June 15, 2000
     ----------------------------------

Attachments: 2000 CEO Non-Qualified Stock Option Plan and Agreement, Notice of Exercise

                              PHARSIGHT CORPORATION
             2000 CEO NON-QUALIFIED STOCK OPTION PLAN AND AGREEMENT

     Pursuant to this 2000 CEO Non-Qualified Stock Option Plan and Agreement (the "CEO Plan and Agreement") and the Stock Option Grant Notice ("Grant Notice") and the Notice of Exercise, PHARSIGHT CORPORATION, a California corporation (the "Company"), hereby grants a non-qualified stock option (the "Option") to the Company's Chief Executive Officer to purchase the number of shares of the common stock of the Company (the "Common Stock") indicated in the Grant Notice (the "Option Shares") at the exercise price indicated in the Grant Notice. The Option shall be effective on the date of grant specified in the Grant Notice.

     The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") The Option is intended to comply with the exemption from qualification provided by Section 25102(f) of the California Corporations Code. The Option Shares covered by the grant of this Option are intended to be exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), but specifically not in reliance on Rule 701 promulgated thereunder.

     1. ELIGIBILITY. Subject to Section 10 related to transferability, the sole person eligible to receive an Option under the CEO Plan and Agreement is Arthur
H. Reidel, the Company's Chief Executive Officer (the "Optionee").

     2. SHARES SUBJECT TO THE CEO PLAN AND AGREEMENT. Subject to the provisions of Section 11 relating to adjustments upon changes in stock, the stock that may be issued under the CEO Plan and Agreement shall not exceed in the aggregate Four Hundred Forty-Two Thousand Seven Hundred Fifty (442,750) shares of Common Stock. If the Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not acquired under the Option shall not revert to and shall not again become available for issuance under the CEO Plan and Agreement. At all times, the Company shall reserve and keep available a sufficient number of shares of Common Stock as will be required to satisfy the requirements of the Option granted under this CEO Plan and Agreement.

     3. NUMBER OF SHARES AND EXERCISE PRICE.

          (a) The total number of shares of Common Stock subject to the Option is equal to the Option Shares.

          (b) The exercise price per share of Common Stock shall be the price provided on the Grant Notice, which price shall be one hundred five percent (105%) of the Fair Market Value (as defined below) on the date of grant.

          (c) For purposes of the Option, "Fair Market Value" means, as of any date, the value of the Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of Common Stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the last market trading day prior to the day of determination, as reported in THE WALL STREET JOURNAL or such other source as the Board of Directors (the "Board") deems reliable.

               (ii) In the absence of such markets for the Common Stock, the Fair Market Value shall be determined in good faith by the Board.

     4. VESTING AND EXERCISABILITY. Subject to the limitations contained herein, the Option shall vest as provided in Grant Notice, provided that vesting will cease upon the termination of the Optionee's continuous service with the Company or of any Affiliate of the Company as an employee (hereinafter, "Continuous Service"). For purposes of this CEO Plan and Agreement, Affiliate means any parent corporation or subsidiary corporation of the Company as such terms are defined in Sections 424(e) and (f) respectively of the Code. On all exercises, fractions of shares shall be rounded to the next lowest number. The Option will be exercisable only to the extent the Option Shares have vested.

     5. METHOD OF PAYMENT. Payment of the exercise price is due in full upon exercise of all or any part of the Option. The Optionee may elect to make payment of the exercise price in cash or by check or in any other manner that is specified in the Grant Notice, which may include one or more of the following:

          (a) In the Company's sole discretion at the time the Option is exercised and provided that at the time of exercise the Common Stock is publicly traded and quoted regularly in THE WALL STREET JOURNAL, pursuant to a program developed under Regulation T (or similar rule or regulation) as promulgated by the Federal Reserve Board that, prior to the issuance of Common Stock, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds.

          (b) Provided that at the time of the exercise of the Option the Common Stock is publicly traded and quoted regularly in THE WALL STREET JOURNAL, by delivery of already-owned shares of Common Stock, held for the period required to avoid a charge to the Company's reported earnings (generally six months) or that were not acquired, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and valued at its Fair Market Value (as defined below) on the date of exercise. "Delivery" for these purposes, in the sole discretion of the Company at the time of the exercise of the Option, shall include delivery to the Company of the Optionee's attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of Common Stock to the extent such tender would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock.

          (c) Pursuant to the following deferred payment alternative:

               (i) Not less than one hundred percent (100%) of the aggregate exercise price, plus accrued interest, shall be due four (4) years from date of exercise or, at the Company's election, upon earlier termination of the Optionee's Continuous Service with the Company or an Affiliate of the Company.

               (ii) Interest shall be paid at least annually and shall be charged at the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any portion of any amounts other than amounts stated to be interest under the deferred payment arrangement.

               (iii) At any time that the Company is incorporated in Delaware, payment of the Common Stock's "par value," as defined in the Delaware General Corporation Law, shall be made in cash and not by deferred payment.

               (iv) In order to elect the deferred payment alternative, the Optionee must, as a part of his written notice of exercise, give notice of the election of this payment alternative and, in order to secure the payment of the deferred exercise price to the Company hereunder, if the Company so requests, the Optionee must tender to the Company a full recourse promissory note and a security agreement covering the purchased shares, both in form and substance satisfactory to the Company, or such other or additional documentation as the Company may request.

     6. WHOLE SHARES. The Option may only be exercised for whole shares.

     7. SECURITIES LAW COMPLIANCE. Notwithstanding anything to the contrary contained herein, the Option may not be exercised unless the shares issuable upon exercise of the Option are then registered under the Securities Act or, if such shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of the Option must also comply with other applicable laws and regulations governing the Option, and the Option may not be exercised if the Company determines that the exercise would not be in material compliance with such laws and regulations.

     8. TERM. The term of the Option commences on the Date of Grant and expires upon the EARLIEST of the following:

          (a) three (3) months after the termination of Continuous Service for any reason other than Disability (as defined below) or death, provided that if during any part of such three (3) month period the Option is not exercisable solely because of the condition set forth in Section 7, the Option shall not expire until the earlier of the expiration date specified in the Grant Notice (the "Expiration Date") or until it shall have been exercisable for an aggregate period of three (3) months after the termination of the Optionee's Continuous Service;

          (b) twelve (12) months after the termination of Optionee's Continuous Service due to Optionee's Disability (as defined below).

          (c) eighteen (18) months after the Optionee's death if Optionee dies either during Optionee's Continuous Service or within three (3) months after Optionee's Continuous Service terminates;

          (d) the Expiration Date indicated in the Grant Notice; or

          (e) the day before the eight (8th) anniversary of the Date of Grant.

     For purposes of this CEO Plan and Agreement, "Disability" means the inability of the Optionee, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of Optionee's position with the Company or an Affiliate of the Company because of sickness or injury of the person.

     9. EXERCISE.

          (a) The Optionee may exercise the vested portion of the Option during its term by delivering a Notice of Exercise (in a form designated by the Company) together with the exercise price to the Secretary of the Company, or to such other person as the Company may designate, during regular business hours, together with such additional documents as the Company may then require.

          (b) As a condition to any exercise of the Option, the Company may require the Optionee to enter an arrangement providing for the payment by the Optionee to the Company of any tax withholding obligation of the Company arising by reason of (i) the exercise of the Option, (ii) the lapse of any substantial risk of forfeiture to which the shares are subject at the time of exercise, or
(iii) the disposition of shares acquired upon such exercise.

          (c) The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, require that the Optionee not sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any shares of Common Stock or other securities of the Company held by the Optionee, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of the registration statement of the Company filed under the Securities Act. The Optionee further agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Optionee's Common Stock until the end of such period.

     10. TRANSFERABILITY. The Option is not transferable, except by will or by the laws of descent and distribution, and is exercisable during the Optionee's life only by the Optionee. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, the Optionee may designate a third party who in the event of the Optionee's death shall thereafter be entitled to exercise the Option subject to all of the terms and conditions herein.

     11. ADJUSTMENTS UPON CHANGES IN STOCK

          (a) CAPITALIZATION ADJUSTMENTS. If any change is made in the Common Stock subject to the CEO Plan and Agreement, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the CEO Plan and Agreement will be appropriately adjusted in the class(es) and maximum number of securities subject to the CEO Plan and Agreement pursuant to Section 2 and the maximum number of securities subject to the Option will be appropriately adjusted in the class(es) and number of securities and price per share of Common Stock. The Board shall make such adjustments, and its determination shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction "without receipt of consideration" by the Company.)

          (b) DISSOLUTION OR LIQUIDATION. In the event of a dissolution or liquidation of the Company, then the Option shall terminate immediately prior to such event.

          (c) ASSET SALE, MERGER, CONSOLIDATION OR REVERSE MERGER. In the event of (i) a sale, lease or other disposition of all or substantially all of the assets of the Company, (ii) a merger or consolidation in which the Company is not the surviving corporation or (iii) a reverse merger in which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise (individually, a "Corporate Transaction"), then any surviving corporation or acquiring corporation may assume the Option or may substitute a similar stock award (including an award to acquire the same consideration paid to the shareholders in the Corporate Transaction) for the Option. In the event any surviving corporation or acquiring corporation does not assume the Option or substitute a similar stock award for the Option, provided the Optionee is then providing Continuous Service, then the vesting of the Option (and the time during which Option may be exercised) shall be accelerated in full, and the Option shall terminate if not exercised at or prior to the Corporate Transaction.

     12. REPRESENTATIONS.

     (a) By executing the Grant Notice, Optionee hereby warrants and represents that Optionee is acquiring the Option for Optionee's own account and that Optionee has no intention of distributing, transferring or selling all or any part of the Option except in accordance with the terms of the CEO Plan and Agreement and Section 25102(f) of the California Corporations Code. Optionee also hereby warrants and represents that Optionee has either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect Optionee's own interests in connection with the grant of the Option by virtue of Optionee's business or financial expertise or the business or financial expertise of any of Optionee's professional advisors who are unaffiliated with and who are not compensated by the Company or any of its Affiliates, directly or indirectly.

     (b) The Company may require Optionee, as a condition of exercising or acquiring Common Stock under the Option, (i) to give written assurances satisfactory to the

Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and
(ii) to give written assurances satisfactory to the Company stating that Optionee is acquiring Common Stock subject to the Option for Optionee's own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the shares of Common Stock upon exercise of the Option has been registered under a then current effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the CEO Plan and Agreement as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

     13. RIGHT OF REPURCHASE. To the extent provided in the Company's bylaws as amended from time to time, the Company shall have the right to repurchase all or any part of the shares of Common Stock received pursuant to the exercise of the Option. The Company's right of repurchase shall expire on the date of the first registration of the Common Stock under Section 12 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act").

     14. RIGHT OF FIRST REFUSAL. Shares of Common Stock that Optionee acquires upon exercise of the Option are subject to any right of first refusal that may be described in the Company's bylaws in effect at such time the Company elects to exercise its right. The Company's right of first refusal shall expire on the date of the first registration of the Common Stock under Section 12 of the Exchange Act.

     15. OPTION NOT A SERVICE CONTRACT. Neither the Option nor the CEO Plan and Agreement nor the Grant Notice constitutes an employment or service contract, and nothing in the Option shall be deemed to create in any way whatsoever any obligation on the Optionee's part to continue in the employ of the Company or an Affiliate, or of the Company or an Affiliate to continue the Optionee's employment. In addition, nothing in the Option shall obligate the Company or an Affiliate, their respective shareholders, Boards of Directors, officers or employees to continue any relationship that the Optionee might have as a director or consultant for the Company or an Affiliate.

     16. WITHHOLDING OBLIGATIONS.

    (a) At the time Optionee exercises the Option, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes withholding from payroll and any other amounts payable to Optionee and otherwise agrees to make adequate provisions for (including by means of a "cashless exercise" pursuant to a program developed under Regulation T (or similar rule or regulation) as promulgated by the Federal Reserve Board to the extent permitted by the Company) any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or any Affiliate, if any, which arise in connection with the Option.

          (b) Upon the Optionee's request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested shares of Common Stock otherwise issuable to the Optionee upon the exercise of the Option a number of whole shares of Common Stock having a Fair Market Value, determined as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If the date of determination of any tax withholding obligation would be deferred to a date later than the date of exercise of the Option, withholding of shares of Common Stock pursuant to the preceding sentence shall not be permitted unless the Optionee makes a proper and timely election under Section 83(b) of the Code, covering the aggregate number of shares of Common Stock acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of the Option. Notwithstanding the filing of such election, shares of Common Stock shall be withheld solely from fully vested shares of Common Stock determined as of the date of exercise of the Option that are otherwise issuable to the Optionee upon such exercise. Any adverse consequences to the Optionee arising in connection with such share withholding procedure shall be the Optionee's sole responsibility.

          (c) The Option is not exercisable unless the tax withholding obligations of the Company and/or any Affiliate are satisfied. Accordingly, the Optionee may not be able to exercise the Option when desired even though the Option is vested, and the Company shall have no obligation to issue a certificate for such shares or release such shares from any escrow provided for herein.

     17. NOTICES. Any notices provided for in the CEO Plan and Agreement shall be given in writing and shall be deemed effectively given upon receipt or, in the case of notices delivered by the Company to the Optionee, five (5) days after deposit in the United States mail, postage prepaid, addressed to the Optionee at the last address the Optionee provided to the Company.

     18. GOVERNING PLAN AND AGREEMENT DOCUMENT. The Option is subject to all the provisions of the CEO Plan and Agreement, Grant Notice and Notice of Exercise, and is further subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted pursuant to the CEO Plan and Agreement. With respect to (i) any and all matters relating to the Option granted under this CEO Plan and Agreement, Grant Notice and Notice of Exercise,
(ii) any Option shares and (iii) any shares of Common Stock to be received upon exercise of such Option, the terms and conditions of the CEO Plan and Agreement, Grant Notice and Notice of Exercise shall govern at all times.

     19. ADMINISTRATION BY THE BOARD.

          (a) The CEO Plan and Agreement shall be administered by the Board, unless and until the Board delegates administration to a committee as provided in subsection (b). The Board shall have the authority to construe and interpret the CEO Plan and Agreement and to establish, amend or waive rules and regulations for its administration. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

          (b) The Board may delegate administration of the CEO Plan and Agreement to a committee of one (1) or more members of the Board, and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the CEO Plan and Agreement, the powers possessed by the Board, subject to such resolutions, not inconsistent with the provisions of the CEO Plan and Agreement, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the CEO Plan and Agreement. At such time as the common stock of the Company is publicly traded, at the discretion of the Board, a Committee may consist solely of two or more Outside Directors (as defined below), in accordance with Section 162(m) of the Code, and/or solely of two or more Non-Employee Directors (as defined below), in accordance with Rule 16b-3.

     For purposes of this CEO Plan and Agreement, "Outside Director" means a director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of Treasury Regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a director or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

     For purposes of this CEO Plan and Agreement, "Non-Employee Director" means a director who either (i) is not a current employee or officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

     20. WAIVER. The waiver by either party herein of a breach of any provision of this CEO Plan and Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

     21. BINDING ON SUCCESSORS. This CEO Plan and Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs and successors.

     22. COUNTERPARTS. This CEO Plan and Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     23. GOVERNING LAW. The Grant Notice, CEO Plan and Agreement, and the Notice of Exercise shall be construed in accordance with and governed by the laws of the State of California without giving effect to the doctrine of conflict of laws.

     24. EFFECTIVE DATE AND DURATION OF THE CEO PLAN AND AGREEMENT. The CEO Plan and Agreement shall be effective as of May 16, 2000. The Board may suspend or terminate the CEO Plan and Agreement at any time. Unless sooner terminated, the CEO Plan and Agreement shall terminate at midnight on May 15, 2008 .

     25. NO RIGHTS AS SHAREHOLDER. The Optionee shall have no rights as a shareholder with respect to any stock subject to the Option prior to the date of exercise and until the Optionee has satisfied all requirements for exercise of the Option pursuant to its terms.

Dated as of the 16 day of May, 2000.

                                      Very truly yours,

                                      PHARSIGHT CORPORATION

                                      By:      /s/ Robin A. Kehoe
                                          ----------------------------------
                                               Duly authorized on behalf of
                                                  the Board of Directors

                                      Name:    Robin A. Kehoe
                                          ----------------------------------
                                      Title:      Chief Financial Officer
                                          ----------------------------------
                                      OPTIONEE

                                                /s/ Arthur H. Reidel
                                      --------------------------------------
                                      Arthur H. Reidel

                                      Address:

                                      P. O. Box 61030
                                      --------------------------------------
                                      Palo Alto, CA  94306
                                      --------------------------------------

                                      --------------------------------------

                                      --------------------------------------

                               NOTICE OF EXERCISE

PHARSIGHT CORPORATION
800 West El Camino Real
Suite 200
Mountain View, California  94040

                                                              Date of Exercise:

Ladies and Gentlemen:

         This constitutes notice under my Option that I elect to purchase the number of shares for the price set forth below.

         Stock option dated:
                                                              -----------------

         Option Grant Number:                                 OP-267

         Number of shares as
         to which option is
         exercised:
                                                              -----------------
         Certificate to be
         issued in name of:                                   Arthur H. Reidel

         Total exercise price:                                $
                                                              -----------------
         Cash payment (or check)
         delivered herewith:                                  $
                                                              -----------------
         Promissory Note delivered
         herewith:                                            $
                                                              -----------------
         Value of Pharsight Corporation
         shares of Common Stock delivered
         herewith(1):                                         $
                                                              -----------------

         By this exercise, I agree (i) to provide such additional documents as you may require pursuant to the terms of the 2000 CEO Non-Qualified Stock Option Plan and Agreement and (ii) to provide for the payment by me to you (in the manner designated by you) of your withholding obligation, if any, relating to the exercise of this option.

--------------
(1) Shares must be valued in accordance with the terms of the option being exercised, must have been owned for the minimum period required in the option, and must be owned free and clear of any liens, claims, encumbrances or security interests. Certificates must be endorsed or accompanied by an executed assignment separate from certificate.

         I hereby make the following statements with respect to the shares of Common Stock (the "Shares"), which are being acquired by me for my own account upon this exercise of the option as set forth above:

         I warrant and represent that I am acquiring the Shares for my own account and that I have no intention of distributing, transferring or selling all or any part of the Shares except in accordance with the terms of the option agreement and Section 25102(f) of the California Corporations Code. I also hereby warrant and represent that I have either (i) preexisting personal or business relationships with the Company or any of its officers, directors or controlling persons, or (ii) the capacity to protect my own interests in connection with the sale of the Shares by virtue of my own business or financial expertise or the business or financial expertise of my professional advisors who are unaffiliated with and who are not compensated by the Company or any of its affiliates, directly or indirectly.

         I acknowledge that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and are deemed to constitute "restricted securities" under Rule 144 promulgated under the Securities Act. I am aware that among the conditions imposed on the transfer of the Shares is the availability of current information to the public about the Company and that the Company has not made such information available and has no present plans to do so. I warrant and represent to the Company that I have no present intention of distributing or selling said Shares, except as permitted under the Securities Act and any applicable state securities laws.

         I acknowledge and agree that the Shares being acquired by me must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. I acknowledge and agree that the Company has no obligation to register the Shares or to comply with any exemption from such registration. I acknowledge and agree that under Rule 144, as an affiliate of the Company, I will not be able to resell the Shares without observing all restrictions imposed by Rule 144.

         I acknowledge and agree that all certificates representing any of the Shares subject to the provisions of the option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to the Company's Articles of Incorporation, Bylaws and/or applicable securities laws.

         I further agree that, if required by the Company (or a representative of the underwriters) in connection with the first underwritten registration of the offering of any securities of the Company under the Securities Act, I will not to sell, dispose of, transfer, make any short sale of, grant any option for the purchase of, or enter into any hedging or similar transaction with the same economic effect as a sale, any Shares or other securities of the Company held by me, for a period of time specified by the underwriter(s) (not to exceed one hundred eighty (180) days) following the effective date of a registration statement of the Company filed under the Securities Act. I further agree to execute and deliver such other agreements as may be reasonably requested by the Company and/or the underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to my Shares until the end of such period.

                                       Very truly yours,

                                       ----------------------------------
                                       Arthur H. Reidel